Exhibit 10.24.2

EXECUTION COPY

FIRST AMENDMENT TO
EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 31st day of January, 2013, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (the “Credit Agreement”), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the “Credit Facility”) in the aggregate principal amount of up to Six Hundred Million and No/100 Dollars ($600,000,000.00) at any one time outstanding; and
WHEREAS, Borrower, Parent, Requisite Lenders and Agent desire to modify and amend the Credit Agreement in order to modify certain financial covenants set forth in the Credit Agreement, as more particularly set forth herein.
NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Requisite Lenders, and Agent, Borrower, Parent, Requisite Lenders and Agent do hereby covenant and agree as follows:
1.    Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Guarantors (Section 8.14.). Section 8.14.(a) of the Credit Agreement is amended in its entirety as follows:

“(a)    Within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) after the end of the calendar month (or, with respect to clause (iv) below, after May 13, 2013) in which (i) any Person became a Material Subsidiary (other than an Excluded Subsidiary) after the Agreement Date, (ii) any Subsidiary of the Borrower (other than an Excluded Subsidiary) became the owner, directly or indirectly, of the equity interests of any other Guarantor, (iii) solely with respect to any Subsidiary (other than an Excluded Subsidiary) that was a Material Subsidiary as of the Agreement Date and in good faith and without the actual knowledge of the Borrower did not become a Guarantor as of the Agreement Date, such Subsidiary was identified as being a Material Subsidiary, (iv) solely with respect to any Material Subsidiary that was not an Excluded Subsidiary but in good faith and with reasonable belief was identified by the Borrower to

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be an Excluded Subsidiary as of the Agreement Date and did not become a Guarantor as of the Agreement Date, (v) any Subsidiary that owns an Eligible Property or other asset, the value of which is included in the determination of Unencumbered Asset Value, incurred, acquired or suffered to exist any Recourse Indebtedness of such Subsidiary, and (vi) any Subsidiary executed and delivered a Guaranty of, or otherwise became obligated in respect of, any Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) an Accession Agreement executed by such Subsidiary and (b) to the extent reasonably requested by the Administrative Agent, the items that would have been delivered under subsections (iv) through (viii) and (xvi) of Section 6.1.(a) if such Person had been a Material Subsidiary on the Agreement Date; provided, that promptly (and in any event within five (5) Business Days) upon any Material Subsidiary which is an Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming a Guarantor on the Effective Date or delivering an Accession Agreement pursuant to this Section, as the case may be, such Material Subsidiary shall comply with the provisions of this Section.”
3.    Ratio of Unencumbered NOI to Unsecured Interest Expense (Section 10.1.(g)).

Section 10.1.(g) of the Credit Agreement is amended in its entirety as follows:
“(g)    Ratio of Unencumbered NOI to Unsecured Interest Expense. The Parent shall not permit the ratio of (i) Unencumbered NOI for any fiscal quarter (solely for this clause (i), calculated on an accrual basis for such fiscal quarter with respect to property taxes and insurance) to (ii) Unsecured Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 1.75 to 1.00 as of the last day of such fiscal quarter.”
4.    Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)    counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and the Requisite Lenders; and
(b)    counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors, consenting to this Amendment and the transactions contemplated hereby.
Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.
5.    Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

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(a)    all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of Borrower's execution of this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder;
(b)    no Default or Event of Default has occurred and is continuing as of the date of Borrower's execution of this Amendment under any Loan Document;
(c)    Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;
(d)    the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;
(e)    the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and
(f)    this Amendment and the Consent and Reaffirmation attached as Exhibit A hereto, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.
6.    Expenses. Borrower agrees to pay, promptly following demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

7.    Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

8.    References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

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9.    Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

10.    Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

11.    Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

13.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures Begin on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Eighth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.
Borrower:
CBL & Associates Limited Partnership, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its sole general partner
By: /s/ Farzana K. Mitchell____________________
Name: Farzana K. Mitchell
Title: Executive Vice President - Chief Financial Officer
PARENT:
CBL & Associates Properties, Inc., a Delaware corporation, solely for the limited purposes set forth in Section 13.22 of the Credit Agreement.
By: /s/ Farzana K. Mitchell____________________
Name: Farzana K. Mitchell
Title: Executive Vice President - Chief Financial Officer

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

Wells Fargo Bank, National Association, as Agent and as a Lender

By: /s/ Sam Supple
Name:     Sam Supple
Title: Senior Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Michael Raarup

Name:	Michael Raarup

Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION

By: /s/ Christopher Thompson
Name:     Christopher Thompson
Title:     Assistant Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By: /s/ Michael P. Szuba

Name:	Michael P. Szuba
Title:     Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By: /s/ Elizabeth Johnson

Name:	Elizabeth Johnson
Title:    Senior Credit Banker

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Alice Endres

Name:	Alice Endres
Title:     Assistant Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

REGIONS BANK

By: /s/ Lori Chambers

Name:	Lori Chambers

Title:	Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA

By: /s/ Brian Gross
Name:     Brian Gross
Title:     Authorized Sigantory

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

UNION BANK, N.A.

By: /s/ Warren H. Li

Name:	Warren H. Li

Title:	V.P Portfolio Management

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Ahaz A. Armstrong

Name:	Ahaz A. Armstrong

Title:	Assistant Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

FIFTH THIRD BANK

By: /s/ John Reynolds

Name:	John Reynolds

Title:	Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, N.A.

By: /s/ James M. Armstrong

Name:	James M. Armstrong

Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Eighth Amended and Restated Credit Agreement]

MIDFIRST BANK

By: /s/ Darrin Rigler

Name:	Darrin Rigler

Title:	Vice President

[End of Signatures]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

EXHIBIT A
CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing First Amendment to the Eighth Amended and Restated Credit Agreement dated as of November 13, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Agent”), which First Amendment is dated as of January __, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty (or, in the case of the Parent, the Parent Guaranty) and any other Loan Document executed by it and acknowledges and agrees that the Guaranty (or, in the case of the Parent, the Parent Guaranty) and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated: January 31, 2013
[Signature Pages Follow]

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

PARENT:

CBL & Associates Properties, Inc.

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

SUBSIDIARIES:

Acadiana Expansion Parcel, LLC
Acadiana Mall of Delaware, LLC
Alamance Crossing, LLC
Brookfield Square Parcel, LLC
Akron Mall Land, LLC
Columbia Place/Anchor, LLC
CBL/J I, LLC
CBL/J II, LLC
FHM Anchor, LLC
CBL/Huntsville, LLC
CBL/Monroeville I, LLC
CBL/Monroeville II, LLC
CBL/Monroeville III, LLC
Hixson Mall, LLC
Panama City Mall, LLC
CBL/Richland G.P., LLC
Hickory Point-OP Outparcel, LLC
The Shoppes at Panama City, LLC
CBL/Sunrise GP, LLC
CBL/Sunrise Commons GP, LLC
CBL/Sunrise Land, LLC
CBL/Monroeville Expansion I, LLC
CBL/Monroeville Expansion II, LLC
CBL/Monroeville Expansion III, LLC
The Landing at Arbor Place II, LLC
CBL Walden Park, LLC
WNC Shopping Center, LLC
Houston Willowbrook, LLC
CBL El Paso Member, LLC
CBL/Parkdale Mall GP, LLC
CBL/Parkdale, LLC
IV Commons, LLC
Jefferson Mall Company II, LLC
Pearland-OP Parcel 8, LLC
Southpark Mall-DSG, LLC
CBL Gettysburg Member, LLC
CBL-TRS Member I, LLC
CBL/MSC, LLC
CBL/Gulf Coast, LLC

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

Laurel Park Retail Properties, LLC
Port Orange Holdings II, LLC

By:    CBL & Associates Limited Partnership,
as the chief manager of each of the above listed
limited liability companies

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Frontier Mall Associates Limited Partnership
Georgia Square Partnership
Georgia Square Associates, Ltd.
CBL/Nashua Limited Partnership
Lakeshore/Sebring Limited Partnership
Madison Plaza Associates, LTD
Madison Square Associates, Ltd.
College Station Partners, Ltd.
Turtle Creek Limited Partnership
Seacoast Shopping Center Limited Partnership

By:    CBL & Associates Limited Partnership,
as the general partner of each of the above listed
limited partnerships

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

CBL RM-Waco, LLC
By: CBL/Richland G.P., LLC, its managing member
CBL SM-Brownsville, LLC
By: CBL/Sunrise GP, LLC, its managing member

By:    CBL & Associates Limited Partnership,
as the chief manager of the managing member
of each of the above listed limited liability companies

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

POM-College Station, LLC

By:    CBL & Associates Limited Partnership,
its managing member

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

River Ridge Mall, LLC

By:    Seacoast Shopping Limited Partnership, its chief manager

By:    CBL & Associates Limited Partnership, its general partner

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

CBL/ Monroeville Partner, L.P.
By:    CBL/Monroeville II, LLC, its general partner
CBL/Monroeville, L.P.
By:    CBL/Monroeville I, LLC, its general partner
Monroeville Anchor Limited Partnership
By:    CBL/Monroeville II, LLC, its general partner
CBL/Sunrise XS Land, L.P.
By:    CBL/Sunrise Land, LLC, its general partner
CBL/Sunrise Commons, L.P.
By:    CBL/Sunrise Commons GP, LLC, its general partner
CBL/Monroeville Expansion, L.P.
By:    CBL/Monroeville Expansion I, LLC, its general partner
CBL/Monroeville Expansion Partner, L.P.
By:    CBL/Monroeville Expansion II, LLC, its general partner
Parkdale Mall Associates, L.P.
By:    CBL/Parkdale, LLC, its general partner

By:    CBL & Associates Limited Partnership,
as the chief manager of the general partner of each
of the above listed limited partnerships

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

CBL/Eastgate I, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Eastgate II, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Old Hickory I, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Old Hickory II, LLC
By:    CBL/J II, LLC, its chief manager
JG Randolph, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Regency I, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Regency II, LLC
By:    CBL/J II, LLC, its chief manager
CBL/Madison I, LLC
By:    CBL/J I, LLC, its chief manager
CBL/Madison II, LLC
By:    CBL/J I, LLC, its chief manager
Parkdale Mall, LLC
By:    CBL/Parkdale Mall GP, LLC, its chief manager

By:    CBL & Associates Limited Partnership,
as the chief manager of the chief manager of each
of the above listed limited liability companies

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

Eastgate Company
By: CBL/Eastgate I, LLC, its general partner
By: CBL/J II, LLC, its chief manager
By: CBL/Eastgate II, LLC its general partner
By: CBL/J II, LLC, its chief manager

Old Hickory Mall Venture
By: CBL/Old Hickory I, its general partner
By: CBL/J II, LLC, its chief manager
By: CBL/Old Hickory II, its general partner
By: CBL/J II, LLC, its chief manager

Racine Joint Venture
By: CBL/Racine I, LLC, its general partner
By: CBL/J II, LLC, its chief manager
By: CBL/Racine II, LLC its general partner
By: CBL/J II, LLC, its chief manager

Madison Joint Venture
By: CBL/Madison I, LLC, its general partner
By: CBL/J I, LLC, its chief manager
By: CBL/Madison II, LLC its general partner
By: CBL/J I, LLC, its chief manager

By:    CBL & Associates Limited Partnership,
as the chief manager of the chief manager of the
general partners of each of the above
listed general partnerships

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

Old Hickory Mall Venture II, LLC
By: Old Hickory Mall Venture, its chief manager
By: CBL/Old Hickory I, LLC, its general partner
By: CBL/J II, LLC, its chief manager
By: CBL/Old Hickory II, LLC, its general partner
By: CBL/J II, LLC, its chief manager

Racine Joint Venture II, LLC
By: Racine Joint Venture, its chief manager
By: CBL/Regency I, LLC, its general partner
By: CBL/J II, LLC, its chief manager
By: CBL/Regency II, LLC, its general partner
By: CBL/J II, LLC, its chief manager

By:    CBL & Associates Limited Partnership,
as the chief manager of the chief manager of the
general partners of the chief manager of each of the above
listed limited liability companies

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

JG Randolph II, LLC
By: JG Randolph, LLC, its chief manager
By: CBL/J II, LLC, its chief manager
By: CBL & Associates Limited Partnership,
its chief manager

By:    CBL Holdings I, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

Bonita Lakes Mall Limited Partnership

By:    CBL/GP III, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

CBL/Low Limited Partnership
Willowbrook Plaza Limited Partnership

By:    CBL/GP, Inc. the general partner of each of the
above listed limited partnerships

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

The Courtyard at Hickory Hollow Limited Partnership

By:    Hickory Hollow Courtyard, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Harford Mall Business Trust

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Meridian Mall Limited Partnership

By:    Meridian Mall Company, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Rivergate Mall Limited Partnership

By:    Rivergate Mall, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al

The Village at Rivergate Limited Partnership

By:    The Village at Rivergate, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Westgate Crossing Limited Partnership

By:    CBL/GP II, Inc., its general partner

By:    /s/ Farzana K. Mitchell______________________
Farzana K. Mitchell
Executive Vice President - Chief Financial Officer

Signature Page to Amendment to
Eight Amended and Restated Credit Agreement dated as of November 13, 2012
CBL & Associates Limited Partnership et al